Exhibit 32.1

CERTIFICATION OF THE ACTING CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Nephros, Inc. (the “Company”) for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul A. Mieyal, President, Acting Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 15, 2015

/s/ Paul A. Mieyal
Paul A. Mieyal
Acting President, Acting Chief Executive Officer and Acting
Chief Financial Officer (Principal Executive Officer
and Principal Financial and Accounting Officer)